UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 10, 2007

                        Frontier Airlines Holdings, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                       000-51890                       20-4191157
  (State of                     (Commission                   (I.R.S. Employer
Incorporation)                  File Number)                 Identification No.)

   7001 Tower Road, Denver, Colorado                                 80249
(Address of principal executive offices)                          (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On Monday, December 10, 2007, Mr. John B. Happ, the Company's Senior Vice President, Marketing and Planning, announced he will be leaving the Company effective January 1, 2008.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FRONTIER AIRLINES HOLDINGS, INC.



Date: December 13, 2007                 By: /s/  Sean E. Menke
                                        ----------------------------------------
                                        Its:  President and CEO


                                        By: /s/  Paul H. Tate
                                        ----------------------------------------
                                        Its: CFO